Statements of Expenses (USD $)	3 Months Ended		9 Months Ended		26 Months Ended
	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013
Expenses
General and administrative	$ 6,532	$ 25,800	$ 37,724	$ 33,532	$ 88,291
Total Operating Expenses	6,532	25,800	37,724	33,532	88,291
Net Loss	$ (6,532)	$ (25,800)	$ (37,724)	$ (33,532)	$ (88,291)
Net Loss Per Share - Basic and Diluted	$ 0.00	$ 0.00	$ 0.00	$ (0.01)
Weighted Average Shares Outstanding	8,000,000	5,500,000	7,771,062	5,500,000